SignalPoint Global Alpha Fund

a series of Mutual Fund Series Trust

(the “Fund”)

Class A: SPGAX Class C: SPGCX Class I: SPGFX

Supplement dated September 1, 2015

to the Statement of Additional Information dated February 1, 2015

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Fund dated February 1, 2015 and should be read in conjunction with such Statement of Additional Information.

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The table contained under the section of the Fund’s SAI entitled “Advisor – Portfolio Manager” is replaced in its entirety with the following table:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Thomas Veale	1	$13	0	$0	449	$149

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and the Statement of Additional Information, each dated February 1, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-691-2120 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.